Statement of Additional Information Supplement	October 1, 2020
Putnam RetirementReady® Funds - Statement of Additional Information dated November 30, 2019

Effective immediately, Items (7a) and (7b) of the section INVESTMENT RESTRICTIONS are restated as follows:

(7)(a) (For the 2020 Fund, 2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund, 2060 Fund and Maturity Fund) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7)(b) (For all funds, except the 2020 Fund, 2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund, 2060 Fund and Maturity Fund) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

SAI supplement – 10/20